SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (Date of earliest event reported) June 29, 2007


                         VELOCITY ASSET MANAGEMENT, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in Charter)


          Delaware                    000-61570                  65-0008442
----------------------------    ---------------------       -------------------
(State of other Jurisdiction    (Commission file no.)          (IRS employer
      of incorporation)                                     identification no.)


      1800 Route 34 North, Building 4, Suite 404B
                     Wall, NJ                                      07719
      -------------------------------------------                ----------
       (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code (201-760-6306)
                                                           --------------


              48 S. Franklin Turnpike, 3rd Floor, Ramsey, NJ 07446
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01. Entry into a Material Definitive Agreement

On June 29, 2007, Velocity Asset Management, Inc. (the "Company") consummated an initial closing of its private placement offering of 10.0% Convertible Subordinated Notes (the "Notes") due 2017 (the "Offering") to accredited investors ("Investors"). The Notes are being offered and sold pursuant to exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). The Notes are being sold by the Company through an NASD member firm which is serving as placement agent. In connection with the Offering, the Company issued the Notes and also entered into a Subscription Agreement with the Note holders.

The Company issued Notes in the principal amount of $2,250,000.00. Interest on the Notes will be paid monthly in arrears commencing on the last day of the month that is three months after the closing of the Offering. The Company will pay the principal amount of the Notes upon the earlier of maturity or redemption. The Notes will be subordinated in liquidation preference and in right of payment to all of the Company's existing debt. The Notes will be senior in right of payment and in liquidation preference to any future "long term" debt of the Company. To the extent the Company completes a subsequent financing with the placement agent ("Subsequent Financing"), the Notes will automatically convert into the underlying securities sold in the Subsequent Financing (the "Underlying Securities"). To the extent the new issue in the Subsequent Financing contains an interest rate less than 10.0% per annum, the conversion price of the Notes will automatically adjust to maintain a 10.0% yield. To the extent the Company does not complete a Subsequent Financing, the Notes may be converted, at the option of the holder, into shares of the Company's Common Stock at a price of $2.50 per share, subject to certain adjustments. The Company intends to use the net proceeds from the Offering primarily for the purchase of portfolios of unsecured consumer receivables and for general corporate purposes, including working capital.

For its services in connection with the Offering, the placement agent received a placement fee computed at the rate of seven percent (7.0%) of the aggregate principal amount of the Notes sold. In addition, the Company paid an accountable expense allowance of one percent (1%) of the aggregate principal amount of the Notes sold. As a result, after other Offering expenses of approximately $35,000 (legal and blue sky filing fees), the Company received net proceeds of approximately $2,035,000.

The Company and the Placement Agent anticipate additional closings of the Offering, up to the maximum gross amount of $4,000,000 of Notes (including an oversubscription option of $1,000,000). There can be no assurance that there will be additional sales of Notes.

The Notes provide that, to the extent the Company completes a Subsequent Financing, the Company will register the underlying securities in connection with the Subsequent Financing. To the extent the Company does not complete a Subsequent Financing, the Company will register the Common Stock underlying the Notes for resale by the Note holders.

The Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and are being offered and sold only in the United States to "accredited investors" (as defined in Rule 501(a) of the Securities Act) pursuant to an exemption from registration under
Section 4(2) of the Securities Act. Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission or regulatory body has approved or disapproved the securities. Any representation to the contrary is a criminal offense.

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

Item 3.02. Unregistered Sales of Equity Securities

See Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a description of the terms of the financing transaction that included the issuance of 10% Convertible Notes which may be convertible into shares of Common Stock of the Company under certain circumstances.

Item 8.01 Other Events.

Effective Monday, July 9, 2007, the primary business offices of the Company and its subsidiaries has been moved to 1800 Route 34 North, Building 4, Suite 404B, Wall, New Jersey 07719. The primary telephone and facsimile numbers remain the same.

Item 9.01. Financial Statements and Exhibits.

None.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VELOCITY ASSET MANAGEMENT, INC.


                                       /s/ JAMES MASTRIANI
                                       -----------------------------------------
                                       James Mastriani
                                       Chief Financial Officer

                                       Dated: June 29, 2007


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